SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                             SIGA TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                                 (212) 672-9100

November 22, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of SIGA Technologies, Inc. which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022 at 10:30 a.m. (local time) on Tuesday, December 14, 2004, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

      To assure that you are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                                Sincerely,


                                                /s/ Donald G. Drapkin
                                                ---------------------
                                                DONALD G. DRAPKIN
                                                Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 601
                            New York, New York 10170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 14, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SIGA Technologies, Inc., a Delaware corporation ("SIGA"), will be held on Tuesday, December 14, 2004, at 10:30 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, and at any adjournment.

      At the Annual Meeting, SIGA's stockholders will be voting on proposals to do the following:

      1.    To elect ten directors to the Board of Directors of SIGA;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2004; and

      3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

      Stockholders of record at the close of business on October 22, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at SIGA's office, during ordinary business hours.

      All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           By Order of the Board of Directors,


                                           /s/ Thomas N. Konatich
                                           ----------------------
                                           Thomas N. Konatich
                                           Secretary

New York, New York
November 22, 2004

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 601
                            New York, New York 10170

                                 --------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 14, 2004

                                 --------------

      This proxy statement is furnished to stockholders of SIGA Technologies, Inc. ("SIGA") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of SIGA (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, on Tuesday, December 14, 2004, at 10:30 a.m., and at any adjournment or postponement thereof.

      This proxy statement, and the accompanying form of proxy are first being mailed to stockholders on or about November 22, 2004.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on October 22, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, SIGA had issued and outstanding 24,500,648 shares of common stock, par value $.0001 per share ("Common Stock"), and 64,864 shares of series A convertible preferred stock, par value $.0001 per share ("Series A Preferred Stock"). The Common Stock and the Series A Preferred Stock together comprise all of SIGA's issued and outstanding voting stock.

Voting at the Annual Meeting

      Each share of Common Stock and each share of Series A Preferred Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders. Cumulative voting by stockholders is not permitted.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      For the election of directors, a plurality of the votes cast is required. Abstentions and broker "non-votes" are not considered for the purpose of the election of directors.

      For the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2004, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

o by writing a letter delivered to Thomas N. Konatich, Secretary of SIGA, stating that the proxy is revoked;

o     by submitting another proxy with a later date; or

o     by attending the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of SIGA's nominees as a director; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2004; and (iii) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. SIGA does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Solicitation

      SIGA will pay the costs relating to this proxy statement, the proxy card and the Annual Meeting. SIGA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Ten directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the ten persons named in the table below as directors of SIGA. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 OF THE ENCLOSED PROXY CARD) OF MR. DRAPKIN, MR. CONSTANCE, DR. KASTEN, DR. MJALLI, DR. OZ, DR. ROSE, MR. SAVAS, DR. WEINER, MS. SLOTKIN AND MR. ANTAL, AS DIRECTORS.

Director Nominee Information

      The following table sets forth biographical information of each director nominee, including their ages, data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors:

      Name                             Age     Position
      ----                             ---     --------
      Donald G. Drapkin*               56      Chairman of the Board
      Bernard L. Kasten Jr. M.D.       58      Director, Chief Executive Officer
      Thomas E. Constance              67      Director
      Adnan M. Mjalli, Ph.D. *         41      Director
      Mehmet C. Oz, M.D. *             43      Director
      Eric A. Rose, M.D. *             53      Director
      Paul G. Savas*                   41      Director
      Michael A.  Weiner, M.D. *       57      Director
      Judy S. Slotkin*                 51      Director
      James J. Antal*                  53      Director

----------
* Determined by the Board of Directors to be independent pursuant to Rule 4200 of the NASD Marketplace Rules.

      Donald G. Drapkin has served as Chairman of the Board and a director of SIGA since April 19, 2001. Mr. Drapkin has been Vice Chairman and a director of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Anthracite Capital, Inc., , Playboy Enterprises, Inc., Revlon Consumer Products Corporation, Revlon Inc. and Nephros, Inc. Mr. Drapkin is also a director of PharmaCore, Inc. and TransTech Pharma, Inc.

      Bernard L. Kasten Jr., M.D. has been a director of SIGA since May 23, 2003 and became Chief Executive Officer in the third quarter of 2004. Prior to becoming Chief Executive Officer of SIGA and since February 2002, Dr. Kasten had been Vice President, Medical Affairs of MedPlus Inc., a healthcare information technology company and a wholly-owned subsidiary of Quest Diagnostics, Inc., a diagnostic testing, information and services company. Since 1975, Dr. Kasten has been a Diplomat of the American Board of Pathology with a sub-specialty certification in 1976 in Medical Microbiology. Dr. Kasten's staff appointments have included service in the Division of Laboratory Medicine at The Cleveland Clinic; Associate Director of Pathology and Laboratory Services at the Bethesda Hospital Systems in Cincinnati, Ohio and Chief Laboratory Officer at Quest Diagnostics Incorporated. Dr.

Kasten was a founder of Plexus Vaccine Inc., a vaccine company of which SIGA acquired substantially all of the assets in May 2003. Dr. Kasten is an author of "Infectious Disease Handbook" 5th Edition, 2003, Lexi-Comp Inc.

      Thomas E. Constance has served as a director of SIGA since April 19, 2001. Mr. Constance is Chairman and, since 1994, a partner of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City. Mr. Constance was a director of Kroll Inc., which ceased to file reports pursuant to the Securities Exchange Act of 1934 in August 2004. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Board of Directors of Barington Capital, L.P.

      Adnan M. Mjalli, Ph.D. has served as a director of SIGA since January 2004. Dr. Mjalli founded TransTech Pharma, Inc., a privately held drug discovery company in High Point, North Carolina, in 1999 and has since served as its President and Chief Executive Officer. He also serves as Chairman of the Board of PharmaCore, Inc. where he previously served as President and CEO from December of 1998 to November 2000. Dr. Mjalli obtained his Ph.D. in medicinal chemistry in 1989 from the University of Exeter, UK. His postdoctoral work was carried out at the University of Rochester. Prior to founding TransTech Pharma, he held various positions of increasing responsibility in research and senior management at several pharmaceutical and biotechnology companies including Merck & Co., Inc.

      Mehmet C. Oz, M.D. has served as a director of SIGA since April 19, 2001. Dr. Oz has been a Cardiac Surgeon at Columbia University Presbyterian Hospital since 1993 and a Professor of Surgery and Vice Chairman for Cardiovascular Services of the Department of Surgery there since July 2001. Dr. Oz directs the following programs at New York University Presbyterian Hospital, Columbia
University: the Cardiovascular Institute, the complementary medicine program, the clinical profusion program and clinical trials of new surgical technology. Dr. Oz received his undergraduate degree from Harvard University in 1982, and, in 1986, he received a joint M.D./M.B.A. degree from the University of Pennsylvania Medical School and the Wharton School of Business.

      Eric A. Rose, M.D. has served as a director of SIGA since April 19, 2001. From April 19, 2001 until June 21, 2001, Dr. Rose served as Interim Chief Executive Officer of SIGA. Dr. Rose is currently Chairman of the Department of Surgery and Surgeon-in-Chief of the Columbia Presbyterian Center of New York Presbyterian Hospital, a position he has held since August 1994. Dr. Rose is a past President of the International Society for Heart and Lung Transplantation. Dr. Rose was recently appointed as Morris & Rose Milstein Professor of Surgery at Columbia University's College of Physicians and Surgeons' Department of Surgery. Dr. Rose is a director of PharmaCore, Inc., TransTech Pharma, Inc. and a former director of Nexell Therapeutics Inc. (f/k/a VimRx). Dr. Rose is a graduate of both Columbia College and Columbia University College of Physicians & Surgeons.

      Paul G. Savas has served as a director of SIGA since January, 2004. Mr. Savas has been a Senior Vice President of Finance at MacAndrews & Forbes Holdings, Inc. and its affiliates since October 2002, and was Vice President of MacAndrews & Forbes and its affiliates from 1998 until 2002. He was Director of Corporate Finance at MacAndrews & Forbes from 1994 until 1998. From December 1988 until April 1994, Mr. Savas served in the Finance Department of NYNEX Corporation holding the positions of Associate Director of Corporate Finance and Staff Director of External Reporting.

      Michael A. Weiner, M.D. has served as a director of SIGA since April 19, 2001. Dr. Weiner is the Hettinger Professor of Pediatrics at Columbia University College of Physicians and Surgeons since 1996. Dr. Weiner is also the Director of Pediatric Oncology at New York Presbyterian Hospital. Dr. Weiner was a director of Nexell Therapeutics, Inc. (f/k/a VimRx) from March 1996 to February 1999. Dr. Weiner is a 1972 graduate of the New York State Health Sciences Center at Syracuse, and he was a post graduate student at New York University and Johns Hopkins University.

      Judy S. Slotkin was Co-Head of the Finance Committee of the Modern Africa Fund, a $120 million private equity fund, from 1998 until 2003. Ms. Slotkin was formerly Department Head in the Corporate Finance Division of Citigroup (Citibank Investment Bank) where she was responsible for various businesses and the first head of the group's Capital Markets Desk. Prior to that, Ms. Slotkin held various positions in the Citigroup (Citibank) commercial bank. Ms. Slotkin is also a founding member of the Food Allergy Initiative, an organization funding research, legislative initiatives and education regarding food allergies. Ms. Slotkin received her undergraduate degree in accounting from Fairleigh Dickinson University in 1976 and, in 1980, she received her MBA in Finance from Fordham University. Ms. Slotkin was recommended to the Nominating and Corporate Governance Committee for inclusion as a director-nominee by a security holder, MacAndrews & Forbes Holdings Inc. The Nominating and Corporate Governance Committee chose to nominate this candidate.

      James J. Antal has been an active consultant and founding investor in several Southern California based emerging companies, including serving as Chief Financial Advisor to Black Mountain Gold Coffee Co., since his retirement in 2002. Mr. Antal was the Chief Financial Officer and Chief Investment Officer from 1996 to 2002 for Experian, a $1.6 billion global information services subsidiary of UK-based GUS plc. Prior to the GUS acquisition of Experian (the former TRW Inc. Information Systems and Services businesses) Mr. Antal held various finance positions with TRW from 1978 to 1996, including Senior VP of Finance for TRW Information Systems and Services and TRW Inc. Corporate Director of Financial Reporting and Accounting. He earned his undergraduate degree in accounting from The Ohio State University in 1973, and became a certified public accountant (Ohio) in 1974. He engaged in active practice as a CPA with Ernst & Ernst until 1978. Mr. Antal has served as a director of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Mr. Antal was recommended to the Nominating and Corporate Governance Committee for inclusion as a director-nominee by the Chief Executive Officer.

Retiring Director Information

      Roger Brent, Ph.D., 48, has been a director of SIGA since May 23, 2003 and has decided not to stand for re-election as a director this year. Since 2001, Dr. Brent has served as the President and Director of The Molecular Sciences Institute in Berkeley California. Dr. Brent was formerly a faculty member at Harvard Medical School and Massachusetts General Hospital in Boston. Dr. Brent advises agencies of the US government, including the Defense Advanced Research Projects Agency, on genomics, and The Wellcome Trust. Dr. Brent founded Current Protocols in Molecular Biology. Dr. Brent is an inventor on twelve issued patents and his work is widely known on biological technologies to map genetic networks and test functions for genes and alleles.

      Charles Cantor, Ph.D., 62, has served as a director of SIGA since May 23, 2003 and has decided not to stand for re-election as a director this year. Since 1998, Dr. Cantor has served as Chief Scientific Officer of Sequenom Inc., a discovery genetics company. Dr. Cantor is Director of the Center for Advanced Biotechnology at Boston University. Dr. Cantor was also the Director of the Human Genome Center of the Department of Energy at Lawrence Berkley Laboratory and has held positions at Columbia University and the University of California Berkeley. Dr. Cantor has been granted 26 patents and published over 400 peer-reviewed articles.

Meetings of the Board of Directors

      The Board of Directors of SIGA held three meetings during 2003. During 2003, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, if any, upon which such director served during the period for which he has been a director or committee member. In addition, actions were also taken during 2003 by unanimous written consent of the directors.

      Those members of the Board of Directors who are independent as defined by Rule 4200 of the NASD Marketplace Rules (the "Independent Directors") are also required, pursuant to Rule 4350(c)(2) of the NASD Marketplace Rules, to regularly convene executive sessions where only such Independent Directors are present. Such meetings may be in conjunction with regularly-scheduled meetings of the Board of Directors. Each member of the Board of Directors is also expected to attend the annual meeting of stockholders of SIGA. Two members of the Board of Directors attended SIGA's 2003 annual meeting of stockholders.

Committees of the Board of Directors

      The Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an Independent Director. Each of these committees has a written charter approved by the Board of the Directors in March 2004. A copy of each charter is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

      Audit Committee. The Audit Committee, which currently consists of directors Paul G. Savas, Mehmet C. Oz and Michael A. Weiner, held four meetings during 2003. Each member of the Audit Committee is an Independent Director. The purpose of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the financial statements of SIGA, SIGA's compliance with legal and regulatory matters, the independent registered public accounting firm's qualifications and independence, and the performance of SIGA's independent registered public accounting firm. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of SIGA's accounting and financial reporting process and audits of the financial statements of SIGA on behalf of the Board of Directors. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the financial statements of SIGA; reviews the proposed scope of such audit; reviews accounting and financial controls of SIGA with the independent registered public accounting firm and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates. In addition to being available on SIGA's website (as described above), a copy of the Audit Committee charter is included in this proxy statement as Annex A. Also see "Audit Committee Report." It is anticipated that after the Annual Meeting Paul G. Savas, Judy S. Slotkin and James J. Antal will be appointed to serve on the Audit Committee.

      Compensation Committee. The Compensation Committee, which currently consists of directors Paul G. Savas, Mehmet C. Oz and Michael A. Weiner, held no meetings during 2003. All actions by this committee in 2003 were taken by unanimous written consent of its members. The Compensation Committee functions include reviewing and approving the compensation and benefits for SIGA's executive officers, administering SIGA's stock plans and making recommendations to the Board of Directors regarding these matters. It is anticipated that after the Annual Meeting Donald G. Drapkin, Paul G. Savas and Mehmet C. Oz will be appointed to serve on the Compensation Committee.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the "Nominating Committee"), which currently consists of directors Paul G. Savas, Mehmet C. Oz and Michael A. Weiner, was formed in March 2004 and as such held no meetings in 2003. The Nominating Committee is responsible for searching for and recommending to the Board of Directors potential nominees for director positions, making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees, monitoring the Board of Director's effectiveness and developing and implementing the SIGA's corporate governance procedures and policies. It is anticipated that after the Annual Meeting Judy S. Slotkin, James
J. Antal and Michael A. Weiner will be appointed to serve on the Nominating and Corporate Governance Committee.

      In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. SIGA is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving SIGA the benefit of the familiarity and insight into the SIGA's affairs that its directors have accumulated during their tenure, while contributing to the Board of Director's ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee's criteria for membership on the Board of Directors, whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Nominating Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and management of SIGA. The Nominating Committee may also engage a professional search firm to assist in the identification of qualified candidates, but did not do so in 2003. As to each recommended candidate that the Nominating Committee believes merits serious consideration, the Nominating Committee will collect as much information, including without limitation, soliciting views from other directors and SIGA's management and having one or more Nominating Committee members interview each such candidate, regarding each candidate as it deems necessary or appropriate in order to make an informed decision with respect to such candidate. Based on all available information and relevant considerations, the Nominating Committee will select, for each directorship to be filled, a candidate who, in the view of the Nominating Committee, is most suited for membership on the Board of Directors. In making its selection, SIGA will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of SIGA. This consideration may also include how long the recommending stockholder intends to continue holding its equity interest in SIGA.

      The Nominating Committee has adopted a policy with regard to the minimum qualifications that must be met by a Nomination Committee-recommended nominee for a position on SIGA's Board of Directors, which policy is described in this paragraph. The Nominating Committee generally requires that all candidates for the Board of Directors be of high personal integrity and ethical character. The Nominating Committee requires that candidates not have any interests that would, in the view of the Nominating Committee, materially impair his or her ability to
(i) exercise independent judgment or (ii) otherwise discharge the fiduciary duties owed as a director to SIGA and its stockholders. In addition, candidates must be able to represent fairly and equally all stockholders of SIGA without favoring or advancing any particular stockholder or other constituency of SIGA. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor. Candidates are expected to have sound judgment and a general appreciation regarding major issues facing public companies of a size and operational scope similar to SIGA, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have, and be prepared to devote, adequate time to the Board and its committees. It is expected that, taking into account their other business and professional commitments, including their service on the boards of other companies, each candidate will be available to attend meetings of the Board and any committees on which the candidate will serve, as well as SIGA's annual meeting of stockholders. SIGA also requires that at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the NASDAQ stock market and that at least three of the directors satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NASDAQ stock market.

      The Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders, the material elements of which policy are described in this paragraph. The Nominating Committee will consider recommendations for nomination for director submitted by holders of SIGA's shares entitled to vote generally in the election of directors. The Nominating Committee will give consideration to these recommendations for positions on the Board where the Nominating Committee has not determined to re-nominate a qualified incumbent director. While the Nominating Committee has not established a minimum number of shares that a stockholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the stockholder must own its shares, the Nominating Committee may take into account the size and duration of a recommending stockholder's ownership interest in SIGA. The Nominating Committee may also consider whether the stockholder making the nominating recommendation intends to maintain an ownership interest in SIGA of substantially the same size as at its interest at the time of making the recommendation. The Nominating Committee may refuse to consider recommendations of nominees who do not satisfy the minimum qualifications prescribed by the Nominating Committee for board candidates.

      The Nominating Committee has adopted procedures to be followed by stockholders in submitting recommendations of candidates for director. The procedures are posted on SIGA's website at www.siga.com under the "Corporate Governance" section, and described in this paragraph. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders should try to ensure that it is received by SIGA, as provided herein, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. All stockholder nominating recommendations should be in writing, addressed to "the Nominating and Corporate Governance Committee" care of SIGA's Chief Financial Officer at SIGA's principal headquarters, 420 Lexington Avenue, Suite 601, New York, New York 10170. Submissions should be made by mail, courier or personal delivery. A nominating recommendation should be accompanied by the following information concerning each recommending stockholder:

o The name and address, including telephone number, of the recommending stockholder;

o The number and class of SIGA's shares owned (beneficially or of record) by the recommending stockholder and the time period for which such shares have been held;

o A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of SIGA's next annual meeting of stockholders;

o Sufficient information about the proposed nominee for the Nominating Committee to make an informed decision regarding the qualifications of the proposed nominee;

o Any relationship between the proposed nominee and the recommending stockholder; and

o     Such other information as the Nominating Committee may reasonably request.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominating Committee, if the Nominating Committee chooses to do so in its discretion (and the recommending stockholder must furnish the nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of SIGA.

Code of Ethics

      SIGA has adopted a code of ethics and business conduct that applies to its officers, directors and employees, including without limitations, our Chief Executive Officer, President, Chief Financial Officer and Chief Scientific Officer. The Code of Ethics and Business Conduct is available on SIGA's website at www.siga.com under the "Corporate Governance" section.

Stockholder Communications with the Board of Directors

      SIGA stockholders may send communications to the Board, any committee of the Board or an individual director. The process for so communicating is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

Audit Committee Report

      The members of the Audit Committee have been appointed by the Board of Directors. During the 2003 fiscal year, the Audit Committee consisted solely of independent directors, as defined in Rule 4200(a)(15) of the NASD Marketplace Rules. The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in March 2004 in order to assure continued compliance by SIGA with SEC and NASDAQ rules enacted in response to requirements of the Sarbanes-Oxley Act.

      The Audit Committee assists the Board of Directors in monitoring the integrity of SIGA's financial statements, the independent registered public accounting firm's qualifications and independence, the performance of the independent registered public accounting firm, and the compliance by SIGA with legal and regulatory requirements. Management is responsible for SIGA's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SIGA's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and with PricewaterhouseCoopers LLP, SIGA's independent registered public accounting firm. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of SIGA's annual financial statements.

      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the issue of their independence from SIGA and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2003 is compatible with maintaining the auditors' independence and has concluded that it is.

      Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in SIGA's Annual Report on Form 10-KSB for the year ended December 31, 2003. The Audit Committee has also recommended, subject to stockholder ratification, the selection of SIGA's independent registered public accounting firm for the year ending December 31, 2004.

      The members of the Audit Committee are Paul G. Savas, Dr. Mehmet C. Oz and Dr. Michael A. Weiner, none of whom is or, during the fiscal year 2003, was, an employee of SIGA.

                                  Respectfully submitted by the Audit Committee, Paul G. Savas, Chairman
                                  Dr. Mehmet C. Oz Dr.
                                  Michael A. Weiner

                                   MANAGEMENT

Officers

      The following table sets forth certain information with respect to the executive officers of SIGA:

      Name                                Age   Position
      ----                                ---   --------
      Bernard L. Kasten Jr. M.D. (1)      58    Director, Chief Executive Officer
      Thomas N. Konatich                  58    Chief Financial Officer, Secretary and Treasurer
      Dennis E. Hruby, Ph.D.              53    Chief Scientific Officer
      John R. Odden (2)                   51    Vice President - Business Development
      Susan K. Burgess, PhD. (3)          58    Former President

----------
(1) Dr. Kasten became Chief Executive Officer in the third quarter of 2004. See Director Nominee Information above for additional information regarding Dr. Kasten.

(2) Mr. Odden became Vice President - Business Development in the third quarter of 2004.

(3)   Dr. Burgess resigned as President of SIGA on May 7, 2004.

      Thomas N. Konatich has served as Vice President, Chief Financial Officer and Treasurer since April 1, 1998. He was named Secretary of SIGA on June 29, 2001 and from October 5, 2001 until July 2, 2004 was our Acting Chief Executive Officer. From November 1996 through March 1998, Mr. Konatich served as Chief Financial Officer and a director of Innapharma, Inc., a privately held pharmaceutical development company. From 1993 through November 1996, Mr. Konatich served as Vice President and Chief Financial Officer of Seragen, Inc., a publicly traded biopharmaceutical development company. Mr. Konatich has an MBA from the Columbia Graduate School of Business.

      Dennis E. Hruby, Ph.D. has served as Vice-President - Chief Scientific Officer since June 2000. From April 1, 1997 through June 2000, Dr. Hruby was our Vice President of Research. From January 1996 through March 1997, Dr. Hruby served as a senior scientific advisor to SIGA. Dr. Hruby is a Professor of Microbiology at Oregon State University, and from 1990 to 1993 was Director of the Molecular and Cellular Biology Program and Associate Director of the Center for Gene Research and Biotechnology. Dr. Hruby specializes in virology and cell biology research, and the use of viral and bacterial vectors to produce recombinant vaccines. He is a member of the American Society of Virology, the American Society for Microbiology and a fellow of the American Academy of Microbiology. Dr. Hruby received a Ph.D. in microbiology from the University of Colorado Medical Center and a B.S. in microbiology from Oregon State University.

      John R. Odden has served as Vice President - Business Development of SIGA since the third quarter of 2004. From October 2002 until he became Vice President - Business Development of SIGA in the third quarter of 2004, he was Vice President, Business Development for Quest Diagnostics, Inc. and its MedPlus, Inc. division, the nation's leading provider of diagnostics testing, information and services, where he was responsible for launching a national biosurveillance solution for homeland security and managing relationships with major healthcare information technology companies. From 1996 through October 2002, he held a series of progressive leadership roles at First Consulting Group, a leading provider of consulting and systems integration services for life sciences, healthcare and government health services businesses. Mr. Odden has a B.S. in mathematics from the California Institute of Technology and studied at the Harvard Business School.

      Susan K. Burgess, Ph.D. was SIGA's President in May 2003 until her resignation on May 7, 2004. Prior to SIGA's acquisition of Plexus Vaccine Inc.'s assets, she was founder and served as President and CEO of Plexus Vaccine Inc., a company that creates vaccines for emerging pathogens using immunological bioinformatics and structural biology. She was founder and principal of The Remuda Group, a biotech consulting firm, and co-founder and organizer of The Cienaga Forum, a non-profit educational organization that convenes the "After the Genome" series of postgenomic cross-disciplinary think-tanks. Dr. Burgess was a co-founder and Vice President of corporate development for Structural Bioinformatics, Inc., from 1995-1999, responsible for enlisting a number of corporate collaborations; and co-founder in 1994 of MesaGnostics, Inc, a San Diego proteomics company. She has over twenty years research and business development experience in the biopharmaceutical industry at The Alza Corporation, Burroughs Wellcome Company, and Glaxo, Inc., with a Ph.D. (pharmacology and toxicology) from the University of Kansas, and postdoctoral training (molecular neurobiology) at the University of North Carolina at Chapel Hill.

Summary Compensation Table

      The following table sets forth the total compensation paid or accrued for the years ended December 31, 2003, 2002 and 2001, for each person who acted as SIGA's Chief Executive Officer at any time during the year ended December 31, 2003, and its most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus for the fiscal year ended December 31, 2003 were in excess of $100,000 each; in addition, the table sets forth compensation information for certain other individuals who are currently serving as executive officers, but were not so serving during the year ended December 31, 2003 (collectively, the "Named Officers").

                                                                                        Long-Term
                                                            Annual Compensation        Compensation
                                                        ----------------------------  -------------
                                                                                          Awards
                                                                                      -------------
                                                                       Other Annual     Securities
                                                                       Compensation     Underlying
Name and Principal Position                    Year      Salary ($)        ($)         Options (#)
---------------------------                  --------   ------------  --------------  -------------
Thomas N. Konatich,                            2003       210,000           --                --
Chief Financial Officer and Acting CEO (1)     2002       188,333           --            200,000
                                               2001       177,542           --                --

Dennis E. Hruby                                2003       210,000           --                --
Chief Scientific Officer                       2002       195,000           --            300,000
                                               2001       196,055           --                --

Susan K. Burgess                               2003       135,692           --            300,000
Former President (2)

Bernard L. Kasten Jr. M.D. (3)
Chief Executive Officer

John R. Odden
Vice President - Business Development (4)

----------
(1)   Mr. Konatich resigned as Acting CEO on July 2, 2004.

(2)   Dr. Burgess resigned as President on May 7, 2004.

(3) Dr. Kasten became Chief Executive Officer in the third quarter of 2004. His 2004 annual salary is $250,000. In addition, he has been granted options to purchase an aggregate of 2,500,000 shares of common stock of SIGA. See "Employment Contracts" below for further description.

(4) Mr. Odden became Vice President - Business Development in the third quarter of 2004. His 2004 annual salary is $230,000. In addition he has been granted options to purchase an aggregate of 200,000 shares of common stock of SIGA and may earn certain contingent bonus payments. See "Employment Contracts" below for further description.

Option Grants for the Year Ended December 31, 2003

      The following table sets forth grants of stock options during the year ended December 31, 2003 to anyone who served as Chief Executive Officer and its two highest paid employees. The exercise price at the time of the grant was equal to or above the fair market value at the time of the grant.

                     Common Stock       % of Total       Exercise
                      Underlying      Options Granted   Price Per     Expiration
Name                Options Granted    to Employees       Share          Date
----                ---------------   ---------------   ----------    ----------
Susan K. Burgess      325,000 (1)           80%            (2)         5/23/2113

----------
(1) Includes 25,000 options to purchase common stock granted as consideration in SIGA's acquisition of substantially all the assets of Plexus (the "Consideration Options").

(2) The exercise price per share of the Consideration Options is $1.69; the exercise price of the remaining option is $1.81.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2003 by SIGA's Chief Executive Officer and its two most highly compensated executive officers, other than its Chief Executive Officer. No options were exercised during fiscal 2003 by any of the officers.

                                                            Value of Unexercised
                     Number of Securities Underlying        In-The-Money Options
                          Unexercised Options #          at Fiscal Year-End ($) (1)
                     -------------------------------   ------------------------------
Name                  Exercisable     Unexercisable     Exercisable    Unexercisable
----                 -------------   ---------------   -------------  ---------------
Thomas N. Konatich      395,000                0          $29,000               0
Dennis E. Hruby         325,000          150,000          $36,250               0
Susan K. Burgess        125,000          200,000          $63,000         $96,000

----------
(1) Based upon the closing price on December 31, 2003, as reported on the NASDAQ SmallCap Market and the exercise price per option.

Long-Term Incentive Plans--Awards in Last Fiscal Year

      As of January 1, 1996, we adopted our 1996 Incentive and Non-Qualified Stock Option Plan. An amendment and restatement of such plan, as amended, was adopted on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001 (the "Plan"). The Plan was approved by our stockholders at an annual meeting on August 15, 2001. Stock options may be granted to key employees, consultants and outside directors pursuant to the Plan. The Plan was amended again at our annual meeting on January 8, 2004, when our stockholders voted to increase the maximum number of shares of common stock available for issuance under the Plan from 7,500,000 to 10,000,000.

      The Plan is administered by our Compensation Committee which determines persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Plan. The members of the Compensation Committee are Mehmet
C. Oz, M.D., Paul G. Savas and Michael A. Weiner, M.D. See "Committees of the Board of Directors" above for more information.

      Both Incentive Options and Nonqualified Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to an employee who owns more than 10% of the total combined voting stock of SIGA or of any parent or subsidiary of SIGA, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted.

      The Plan, as amended, provides for the granting of options to purchase 10,000,000 shares of common stock, of which 6,460,811 options were outstanding as of December 31, 2003.

      During the fiscal year ending December 31, 2003, the named Directors and Officers of SIGA received long-term incentive compensation under the Plan as shown in the following table.

                                                                              Estimated Future Payouts Under
                                                                               Non-Stock Price Based Plans
                                                                          -------------------------------------
           (a)                         (b)                  (c)              (d)           (e)           (f)
                                Number of Shares,
                                 Performance or
                                  Units or Other    Other Period Until
                                      Rights           Maturation of      Threshold       Target       Maximum
Name                                   (#)                Payout           ($ or #)      ($ or #)      ($ or #)
----                            -----------------   ------------------   -----------   ------------  ------------
Susan K. Burgess, Ph.D.              100,000              5/23/13            N/A           N/A           N/A
Roger  Brent, Ph.D.                  100,000              5/23/13            N/A           N/A           N/A
Charles Cantor, Ph.D.                100,000              5/23/13            N/A           N/A           N/A
Bernard L. Kasten, Jr., M.D.         100,000              5/23/13            N/A           N/A           N/A

Employment Contracts and Directors Compensation

Directors' Compensation

      In 2003, SIGA did not pay fees to its directors, nor did it reimburse its directors for expenses incurred.

      In November 2004, the Compensation Committee recommended and the Board of Directors approved the following director compensation program:

      o Directors will receive $1,000 per meeting for board meetings and will be reimbursed for expenses incurred by them in connection with serving on our Board of Directors.

      o The chairman of the Audit Committee will receive $1,000 per meeting for meetings of the Audit Committee and all other members of the Audit Committee will receive $500 per meeting for meetings of the Audit Committee.

      o Members of Compensation Committee will receive $500 per meeting for meetings of the Compensation Committee.

      o Non-employee directors will receive an initial grant of 25,000 options, upon such non-employee director's first election to the Board of Directors, which such options will be granted under SIGA's Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan. Given that certain of our directors have been appointed to the Board of Directors during interim periods and have not received, to date, any option grants as directors, the Compensation Committee has recommended and the Board of Directors have approved that such initial grants be made to Adnan M. Mjalli, Ph.D. , Paul G. Savas, Judy S. Slotkin, and James J. Antal, as of the 2004 Annual Meeting. All such options have an exercise price equal to the fair market value of the underlying SIGA shares on the date of grant.

      o In addition, non-employee directors will receive an annual grant of 10,000 options under SIGA's Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, made at each Annual Meeting and commencing with the 2005 Annual Meeting. All such options have an exercise price equal to the fair market value of the underlying SIGA shares on the date of grant.

Employment Contracts

      Dr. Bernard L. Kasten, SIGA's Chief Executive Officer, is employed by SIGA under an employment agreement dated July 2, 2004. The initial term of the employment agreement expires on July 2, 2007. The employment agreement will, however, automatically renew for an additional three (3) years following the end of the initial term, unless either Dr. Kasten or SIGA provides at least three
(3) months advance notice of his/its desire not to renew. Dr. Kasten receives an annual base salary of $250,000 and his employment agreement also provides for additional bonus payments at the discretion of the Board of Directors. On July 2, 2004, he received options to purchase 2,500,000 shares of common stock with an exercise price of $1.30 per share, of which 500,000 shares vested on the date of grant; with respect to the next 1,000,000 shares, an additional 166,666 shares shall vest on the end of each six (6) month period after date of grant until the end of the sixth six (6) month period at which time 166,667 shares shall vest. In the event Dr. Kasten's employment renews as described above, with respect to the balance of 1,000,000 shares of common stock, an additional 166,666 shares shall vest at the end of each six (6) month period commencing at the beginning of the renewal term until the end of the sixth six (6) month period at which time 166,667 shares shall vest. Dr. Kasten also received options to purchase up to 4,800,000 shares of common stock, with an exercise price of $1.30 per share, if various milestones set forth in his employment agreement are met. Dr. Kasten is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement for cause (as such term is defined in the employment agreement) or for any other reason, provided that upon any termination for any other reason (other than cause), Dr. Kasten shall receive his salary due and payable through the date of termination plus a severance amount (as defined in the employment agreement) to be paid through a specified period during which his time vested options shall continue to vest. If within 90 days prior to or 12 months after a change of control (as such term is defined in the employment agreement) of SIGA either Dr. Kasten's employment is terminated or Dr. Kasten is no longer Chief Executive Officer of the surviving organization and elects to terminate his employment as a result of the change of control, Dr. Kasten will receive payments as specified in the employment agreement.

      Thomas N. Konatich, SIGA's Vice President, Chief Financial Officer, Secretary and Treasurer, is employed by SIGA under an employment agreement dated April 1, 1998, as amended on January 19, 2000, as amended and restated on October 6, 2000, as amended as of January 31, 2002, as amended on November 5, 2002 and as amended on July 29, 2004. This employment agreement expires on December 31, 2005. Mr. Konatich was also formerly employed as SIGA Acting Chief Executive Officer, which duties concluded on July 2, 2004. Mr. Konatich receives an annual base salary of $230,000 and received a one-time payment of $50,000 for his prior service as Acting Chief Executive Officer. His employment agreement also provides for an additional bonus payment at the discretion of the Board of Directors and not to exceed 25% of his annual base salary amount. He received options to purchase 95,000 shares of common stock, at $4.44 on April 1, 1998. The options vested on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. On January 19, 2000, he received an additional grant to purchase 100,000 shares at an exercise price of $2.00 per share. These options vest on a pro rata basis each quarter through January 19, 2002. On January 31, 2002, Mr. Konatich was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in eight equal quarterly installments beginning on April 20, 2002. On November 5, 2002, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $2.50 per share. 75,000 of these options vested immediately and 75,000 options vested on September 1, 2003. On July 29, 2004, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share. 75,000 of these options vested immediately and with the remaining 75,000 options vesting on a pro rata basis from January 1, 2005 through December 31, 2005 with no provision for acceleration under any circumstances. Mr. Konatich is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause, SIGA will be obligated to continue to pay Mr. Konatich's salary and all other amounts due under the employment agreement for the remainder of the term. If Mr. Konatich is terminated due to a change of control (as such term is defined in the employment agreement), SIGA shall pay Mr. Konatich a change in control amount (as such term is defined in the employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Mr. Konatich shall immediately and irrevocably vest and become exercisable upon the date of such event.

      Dr. Dennis E. Hruby, Chief Scientific Officer, is employed by SIGA under an employment agreement dated January, 1, 1998, as amended on June 16, 2000, as amended on January 31, 2002, as amended on October 3, 2002 and as amended on July 29, 2004. This employment agreement expires on December 31, 2007. Dr. Hruby receives a base salary of $225,000 per year and his employment agreement also provides for additional bonus payments at the discretion of the Board of Directors and not to exceed 50% of his base salary amount. Dr. Hruby received options to purchase 10,000 shares of common stock at an exercise price of $5.00 per share on April 1, 1997 and 40,000 shares of common stock at an exercise price of $4.63 per share on April 1, 1998. The options became exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. Under the June 16, 2000 amendment, Dr. Hruby was granted options to purchase 125,000 shares of SIGA's common stock at $2.00 per share. The options vest ratably over the remaining term of the amendment. The January 31, 2002 amendment changed the terms of the lock-up agreed to in the June 16, 2000 amendment to the employment agreement limiting Hruby's ability to sell SIGA stock. On January 31, 2002, Dr. Hruby was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in four equal annual installments beginning on August 15, 2002. As part of the October 3, 2002 amendment, Dr. Hruby was granted an option to purchase 300,000 shares of common stock. Options with respect to 75,000 shares vested upon the signing of the amendment and an additional 75,000 shares shall vest on a pro rata basis on September 1 of each 2003, 2004 and 2005. The options have an exercise price of $2.50 per share. Dr. Hruby surrendered his option to purchase up to 50,000 shares of common stock of SIGA at an exercise price of $3.94 that he was granted under an earlier amendment. On July 29, 2004, Dr. Hruby was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share, which options shall vest in 75,000 share increments on December 31 of each year, commencing December 31, 2005. Dr. Hruby is eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause SIGA will be obligated to continue to pay Dr. Hruby's salary for the remainder of the term. In addition, SIGA shall have the right to terminate Dr. Hruby's employment upon one (1) year written notice with such termination being treated as a termination for cause. If Dr. Hruby is terminated due to a change of control (as such term is defined in the employment agreement), SIGA shall pay Dr. Hruby a change in control amount (as such term is defined in the employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Dr. Hruby shall immediately and irrevocably vest and become exercisable upon the date of such event.

      John L. Odden, Vice-President - Business Development, is employed by SIGA under an employment agreement dated July 29, 2004 and which became effective on August 23, 2004. The initial term of the employment agreement expires on July 29, 2007. The employment agreement will, however, automatically renew for an additional one (1) year following the end of the initial term unless either Mr. Odden or SIGA provides at least three (3) months advance notice of his/its desire not to renew. Mr. Odden receives an annual base salary of $230,000. In addition, upon achieving certain milestones, Mr. Odden may receive bonus payments. Mr. Odden was granted an Incentive Stock Option to purchase 200,000 shares at an exercise price of $1.40 per share, which options shall vest with respect to the first 50,000 shares, on July 29, 2004 and thereafter in 50,000 share increments on July 29, 2005, 2006 and 2007. In addition upon the formation of each strategic relationship (as defined in the employment agreement), resulting substantially from Mr. Odden's efforts, Mr. Odden may be granted an option to purchase additional shares of common stock at the discretion of the Board of Directors and not to exceed 25,000 shares. SIGA may terminate the employment agreement for cause (as such term is defined in the employment agreement), or otherwise, provided that upon any termination without cause, SIGA will be obligated to continue to pay Mr. Odden's base salary and all other amounts due under the employment agreement for a period of six (6) months following the date of termination or the remainder of the current term (be it the initial term or the renewal term, if applicable), whichever period is shorter. If within 90 days prior to or 12 months after a change of control (as such term is defined in the employment agreement) of SIGA either Mr. Odden's employment is terminated or Mr. Odden is no longer Vice President - Business Development of the surviving organization and elects to terminate his employment as a result of the change of control, Mr. Odden will receive the base salary due and payable through such date of termination and, on the date that corporate action approving an event that constitutes a change of control, all stock options and other stock-based grants to Mr. Odden shall immediately and irrevocably vest and become exercisable as of that date.

      Dr. Susan K. Burgess was employed as President of SIGA under an employment agreement dated May 23, 2003. Dr. Burgess received an annual base salary of $216,000. On the date of the agreement, Dr. Burgess received options to purchase an aggregate of 300,000 shares of our common stock at an exercise price of $1.81 per share. Options to purchase the first 100,000 shares vested on the date of the agreement and options to purchase the remaining shares vest on a pro rata basis on the second and third anniversaries of the agreement. Dr. Burgess was also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. This agreement was terminated on May 7, 2004. In connection with such termination, Dr. Burgess received certain payments and, in exchange, agreed to certain restrictive covenants. In addition, 100,000 of her options vested on such date and 100,000 options were cancelled.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of November 10, 2004 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Officer and (iv) all directors and executive officers of SIGA as a group. As of November 10, 2004, a total of 24,500,648 shares of Common Stock and a total of 64,864 shares of Series A Preferred Stock were outstanding. Each share of Common Stock and Series A Preferred Stock is entitled to one vote on matters on which holders of Common Stock are eligible to vote. The column entitled "Percentage of Total Voting Stock Outstanding" shows the percentage of total voting stock beneficially owned by each listed party.

      The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of November 10, 2004, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                            Ownership of Common Stock

                                                                       Percentage of     Percentage of
Name and Address of                             Amount of Beneficial   Common Stock       Total Voting
Beneficial Owner (1)                                Ownership (2)       Outstanding    Stock Outstanding
--------------------                                -------------       -----------    -----------------
Beneficial Holders

MacAndrews & Forbes Holdings Inc. (3)
35 East 62nd Street
New York, NY 10021 ...........................       5,036,458(4)          19.2%             19.2%

TransTech Pharma, Inc.
4170 Mendenhall Oaks Pkwy., Suite 110
High Point, NC 27265 .........................       5,208,333(5)          19.9%             19.8%

Officers and Directors
Donald G. Drapkin (6)
35 East 62nd Street
New York, NY 10021 ...........................       1,798,326(7)           6.9%              6.9%

Roger Brent, Ph.D.
2168 Shattuck--Floor 2
Berkeley, CA 94704 ...........................         125,712(8)             *                 *

Charles Cantor, Ph.D.
c/o Sequenom Inc.
3595 John Hopkins Court
San Diego, CA 92121 ..........................         111,250(9)             *                 *

Thomas E. Constance
919 Third Avenue, 41st Floor
New York, NY 10022 ...........................         253,467(10)          1.0%              1.0%

Bernard L. Kasten Jr., M.D. (11)
4690 Parkway Drive
Cincinnati, OH 45040 .........................         962,360(12)          3.8%              3.8%

Adnan M. Mjalli, Ph.D.
4170 Mendenhall Oaks Parkway, Suite 110
High Point, NC 27265 .........................               0(13)           --                --

Mehmet C. Oz, M.D.
177 Fort Washington Ave
New York, NY 10032 ...........................         125,000(14)            *                 *

                                                                       Percentage of     Percentage of
Name and Address of                             Amount of Beneficial   Common Stock       Total Voting
Beneficial Owner (1)                                Ownership (2)       Outstanding    Stock Outstanding
--------------------                                -------------       -----------    -----------------
Eric A. Rose, M.D. (15)
122 East 78th Street
New York, NY 10021 ...........................         790,090(16)          3.1%              3.1%

Paul G. Savas
35 East 62nd Street
New York, NY 10021 ...........................          26,042(17)            *                 *

Michael A. Weiner, M.D.
161 Fort Washington Ave
New York, NY 10032 ...........................         112,500(14)            *                 *

Thomas N. Konatich ...........................         470,000(18)          1.9%              1.9%

Dennis E. Hruby, Ph.D. .......................         400,000(18)          1.6%              1.6%

John R. Odden (19) ...........................          79,840(18)            *                 *

Susan K. Burgess, Ph.D. (20) .................         392,224(21)          1.6%              1.6%

All Executive Officers and Directors as a
group (fourteen persons) .....................       5,646,811(22)         22.3%             22.3%

----------
*     Less than 1%

(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 601, New York, NY 10170.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) MacAndrews & Forbes is a direct wholly-owned subsidiary of Mafco Holdings Inc., a holding company whose sole stockholder is Ronald O. Perelman.

(4) Includes 1,678,820 shares of common stock issuable upon exercise of warrants.

(5) Includes 1,736,111 shares of common stock issuable upon exercise of warrants.

(6) Mr. Drapkin is a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes and a director of TransTech Pharma.

(7) Includes 1,125,000 shares of common stock issuable upon exercise of options, shares of common stock underlying a warrant to purchase up to 347,826 shares of common stock and shares of common stock underlying a warrant to purchase up to 30,500 shares of common stock (the "Drapkin September 2001 Investor Warrant"). However, the Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, such warrant is not exercisable if, as a result of such exercise, the number of shares of common stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Drapkin September 2001 Investor Warrant) would exceed 9.99% of the outstanding shares of common stock. Does not include shares of common stock that Mr. Drapkin, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes or as director of TransTech Pharma, may be deemed to beneficially own and as to which Mr. Drapkin disclaims beneficial ownership.

(8)   Includes 121,250 shares of common stock issuable upon exercise of options.

(9)   Includes 112,250 shares of common stock issuable upon exercise of options.

(10) Includes 12,200 shares issuable upon exercise of warrants and 225,000 shares of common stock issuable upon exercise of options.

(11) Bernard L. Kasten Jr. M.D. became SIGA's Chief Executive Officer in the third quarter of 2004.

(12) Includes 1,350 shares of common stock issuable upon exercise of warrants and 100,000 shares of common stock issuable upon exercise of options.

(13) Does not include shares of common stock that Dr. Mjalli, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Mjalli disclaims beneficial ownership.

(14) Includes 12,500 shares issuable upon exercise of warrants and 100,000 shares issuable upon exercise of options.

(15)  Dr. Rose is a director of TransTech Pharma.

(16) Includes 88,610 shares of common stock issuable upon exercise of warrants and 600,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Rose, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Rose disclaims beneficial ownership.

(17)  Includes 8,681 shares of common stock issuable upon exercise of warrants.

(18) Neither of Messrs. Konatich, Hruby and Odden own shares of common stock. All shares listed as beneficially owned by each of Messrs. Konatich, Hruby and Odden are shares issuable upon exercise of stock options.

(19) Mr. John R. Odden became Vice President - Business Development in the third quarter of 2004.

(20)  Susan K. Burgess, Ph.D. resigned as SIGA's President on May 7, 2004.

(21) Includes 225,000 shares of common stock issuable upon exercise of options. Does not include 5,000 shares of common stock that Dr. Burgess' daughter owns, which Dr. Burgess may be deemed to beneficially own and as to which Dr. Burgess disclaims beneficial ownership.

(22)  See footnotes (6)-(21).

                      Ownership of Series A Preferred Stock

Name and Address of                                                        Percentage of Series A
Beneficial Owner (1)                Amount of Beneficial Ownership     Preferred Shares Outstanding(2)
--------------------------------    ------------------------------     -------------------------------
Frank J. and Mary Ann Loccisano                 64,864                              100%

----------
(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 601, New York, NY 10170.

(2) Percentage of beneficial ownership of Series A Preferred Stock is calculated based on the assumption that there were 64,864 shares of Series A Preferred Stock outstanding on October 8, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On August 13, 2003, SIGA entered into the Purchase Agreement (as defined herein) with MacAndrews & Forbes and the August Assignment Agreement (as defined herein) with MacAndrews & Forbes and certain of its employees (the "Assignees"), and, on October 8, 2003, SIGA entered into the October Assignment Agreement (as defined herein) with MacAndrews & Forbes and TransTech Pharma. Pursuant to the Purchase Agreement, the August Assignment Agreement and the October Assignment Agreement, (i) MacAndrews & Forbes acquired 2,079,448 shares of Common Stock at a price of $1.44 per share and warrants, for no additional consideration, to purchase 1,039,725 shares of Common Stock at an initial exercise price of $2.00 per share, (ii) certain employees of MacAndrews & Forbes acquired an aggregate of 114,583 shares of Common Stock at a price of $1.44 per share and warrants, for no additional consideration, to purchase an aggregate of 57,291 shares of Common Stock at an initial exercise price of $2.00 per share, (iii) MacAndrews & Forbes acquired an option, which option was approved by SIGA's stockholders at the 2003 Annual Meeting, to purchase (x) up to 1,278,191 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (iii)(x) at an initial exercise price of $2.00 per share, and (iv) TransTech Pharma acquired an option, which option was approved by SIGA's stockholders at the 2003 Annual Meeting, to purchase (x) up to 3,472,222 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (iv)(x) at an initial exercise price of $2.00 per share. On October 8, 2003, MacAndrews & Forbes and TransTech Pharma provided SIGA with notice of their intent to exercise in full their options, described in clauses (iii) and (iv) above, to purchase an aggregate of 4,750,413 shares of Common Stock and, for no additional consideration, warrants to purchase up to an aggregate of 2,375,206 shares of Common Stock. Descriptions of the Purchase Agreement, August Assignment Agreement and October Assignment Agreement and the transactions contemplated thereby were set forth under the caption "Description of Proposed Issuance" in the discussion of Proposal No. 3 in SIGA's Proxy Statement on Schedule 14A filed on December 5, 2003.

      Set forth below are descriptions of certain of the investors who are parties to the Purchase Agreement, the August Assignment Agreement and the October Assignment Agreement, including such investors' relationships to SIGA and the other investors, and the nature and amount of such investors' interests in the transactions contemplated by such agreements:

o Donald G. Drapkin, the Chairman of the Board of Directors, is a director and Vice Chairman of Mafco Holdings Inc., a holding company whose sole stockholder is Ronald O. Perelman, and MacAndrews & Forbes and a director of TransTech Pharma. Mr. Drapkin may be deemed to beneficially own 1,798,326 shares of Common Stock. Mr. Drapkin holds an aggregate of 295,000 shares of Common Stock and may purchase up to an aggregate of approximately 1,503,326 additional shares of Common Stock pursuant to the Drapkin Warrants (as defined below) and the Drapkin Options (as defined below). Mr. Drapkin holds a warrant (the "Investor Warrant") to purchase up to 347,826 shares of Common Stock at an exercise price of $3.4059 per share, and a warrant (the "Drapkin September 2001 Investor Warrant" and, together with the Investor Warrant, the "Drapkin Warrants") to purchase up to 30,500 shares of Common Stock at an exercise price of $3.552 per share. The Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock. SIGA may require the Drapkin Warrants to be exercised (subject to the 9.99% limitation with respect to the Drapkin September 2001 Investor Warrant) if certain conditions set forth in the Drapkin Warrants have been fulfilled. In addition, Mr. Drapkin holds options (the "Drapkin Options") pursuant to the Plan to purchase 1,125,000 shares of Common Stock at an exercise price of $2.50 per share. Mr. Drapkin beneficially owns approximately 3.7%, on a fully diluted basis, of the voting power of TransTech Pharma.

o Howard Gittis is a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes. Mr. Gittis may be deemed to beneficially own 1,005,902 shares of Common Stock. Mr. Gittis holds an aggregate of 745,724 shares of Common Stock and may purchase up to an aggregate of approximately 260,178 additional shares of Common Stock pursuant to the Gittis Warrants (as defined below). Of these shares, 32,250 are held by The Gittis Family Foundation, a charitable foundation. Mr. Gittis holds a warrant (the "2000 Gittis Warrant") to purchase up to 226,087 shares of Common Stock at an exercise price of $3.4059 per share and a warrant (the "2001 Gittis Warrant" and, together with the 2000 Gittis Warrant, the "Gittis Warrants") to purchase up to 34,091 shares of Common Stock at an exercise price of $3.552 per share. The 2001 Gittis Warrant provides that, within certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Gittis and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock. SIGA may require the Gittis Warrants to be exercised (subject to the 9.99% limitation with respect to the 2001 Gittis Warrant) if certain conditions set forth in the Gittis Warrants have been fulfilled. Mr. Gittis beneficially owns approximately 4.2%, on a fully diluted basis, of the voting power of TransTech Pharma.

o Matthew A. Drapkin, an Assignee, is the son of Donald G. Drapkin. On August 13, 2003, Matthew A. Drapkin acquired (i)(x) 1,389 shares of Common Stock and (y) a warrant, for no additional consideration, to purchase 695 shares of Common Stock; and (ii) an option to purchase (x) up to 12,500 shares of Common Stock at an exercise price of $1.44 per share and (y) a warrant, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the shares of Common Stock described in
      (ii)(x), for a purchase price of approximately $2,000. On October 14, 2003, Matthew A. Drapkin exercised his option and purchased (x) 12,500 shares of Common Stock at a price of $1.44 per share and (y) a warrant, for no additional consideration, to purchase 6,249 shares of Common Stock, for an aggregate purchase price of $18,000. Matthew A. Drapkin beneficially owns less than 1.0%, on a fully diluted basis, of the voting power of TransTech Pharma.

o TransTech Pharma, an assignee pursuant to the October Assignment Agreement, is an affiliate of MacAndrews & Forbes. Ronald O. Perelman beneficially owns approximately 43.8%, on a fully diluted basis, of the voting power of TransTech Pharma, and beneficially owns 100% of the common stock of Mafco Holdings Inc. Mafco Holdings Inc. beneficially owns 100% of the common stock of MacAndrews & Forbes. TransTech Pharma is a privately held drug discovery and development company. In October 2002, SIGA and TransTech Pharma entered into a drug discovery collaboration agreement under which TransTech Pharma agreed to collaborate with SIGA on the discovery, optimization and development of lead compounds to therapeutic agents. SIGA and TransTech Pharma have agreed to share the costs of development and revenues generated from licensing and profits from any commercialized product sales. The agreement will be in effect until terminated by the parties or upon cessation of research or sales of all products developed under the agreement. SIGA is current in all of its obligations under this agreement. In addition to its collaboration with SIGA, TransTech Pharma has strategic drug discovery collaborations with Merck & Co., Inc., Novo Nordisk A/S and Cephalon, Inc. Novo Nordisk A/S and Cephalon, Inc. both have an equity position in TransTech Pharma. TransTech Pharma is also developing its own pipeline of pre-clinical and clinical small molecule drug candidates.

o Dr. Eric A. Rose, a director of SIGA, is a director of TransTech Pharma. Dr. Rose may be deemed to beneficially own 790,090 shares of Common Stock. Dr. Rose holds an aggregate of 101,480 shares of Common Stock and may purchase up to an aggregate of approximately 688,610 additional shares of Common Stock pursuant to the May 2001 Investor Warrant, the September 2001 Rose Investor Warrant and the Rose Options (each as defined below). Dr. Rose holds a warrant to purchase up to 50,000 shares of Common Stock (the "May 2001 Investor Warrant"). The May 2001 Investor Warrant is exercisable for a period of seven years at an exercise price of $2.94 per share. The May 2001 Investor Warrant provides that, with certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by the holder thereof and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock (the "9.99% Limit"). Dr. Rose also holds a warrant to purchase up to 38,610 shares of Common Stock (the "September 2001 Rose Investor Warrant"). The September 2001 Rose Investor Warrant is exercisable for a period of seven years at an exercise price of $3.552 per share and contains provisions analogous to the 9.99% Limit described above; provided, however, that the 9.99% Limit shall not apply (i) during the existence of a tender offer for the Common Stock or (ii) at the option of Dr. Rose, on at least 65 days' advance written notice with respect to the September 2001 Rose Investor Warrant. In addition, Dr. Rose holds options (the "Rose Options") pursuant to the Plan to purchase 600,000 shares of Common Stock at an exercise price of $2.50 per share. Dr. Rose beneficially owns approximately 2.8%, on a fully diluted basis, of the voting power of TransTech Pharma.

      Thomas E. Constance, a director of SIGA, is Chairman of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City, which SIGA has retained to provide legal services.

      Adnan M. Mjalli, a director of SIGA, is also a director of TransTech
Pharma.

                                 PROPOSAL NO. 2

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as SIGA's independent registered public accounting firm to audit the financial statements of SIGA for the fiscal year ending December 31, 2004, and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited SIGA's financial statements since January 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such change would be in the best interests of SIGA and its stockholders.

Audit Fees

      PricewaterhouseCoopers LLP billed SIGA $203,150 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2003, reviews of the interim financial statements included in SIGA's forms 10-QSB filed during the year ended December 31, 2003 and consents and reviews of various documents filed with the SEC during the year ended December 31, 2003.

      PricewaterhouseCoopers LLP billed SIGA $101,580 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2002, and the reviews of the interim financial statements included in SIGA's forms 10-QSB filed during the year ended December 31, 2002.

Audit Related Fees

      PricewaterhouseCoopers LLP billed SIGA $62,700 in the aggregate for audit and related services rendered with regard to its acquisition of substantially all the assets of Plexus Vaccine Inc. during the fiscal year ended December 31, 2003.

      PricewaterhouseCoopers LLP billed SIGA $255,690 in the aggregate for assurance and related services rendered primarily with regard to its proposed acquisition of Allergy Therapeutics Holdings Ltd. during the fiscal year ended December 31, 2002.

Tax Fees

      PricewaterhouseCoopers LLP did not render any professional services for tax compliance, tax advice or tax planning during either of the fiscal years ended December 31, 2003 or December 31, 2002.

All Other Fees

      PricewaterhouseCoopers LLP did not provide any products or render any professional services (other than those covered above under "Audit Fees," "Audited Related Fees," and "Tax Fees") during either of the fiscal years ended December 31, 2003 or December 31, 2002.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

      SIGA did not make use in fiscal year 2003 of the rule that waives pre-approval requirements for non-audit services in certain cases if the fees for these services constitute less than 5% of the total fees paid to the auditor during the year.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SIGA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the 2005 Annual Meeting of Stockholders, for inclusion in SIGA's proxy statement and form of proxy relating to that meeting, must be received by SIGA at its offices in New York, New York, addressed to the Secretary, not later than July 5, 2005. Such proposals must comply with SIGA's By-Laws and the requirements of Regulation 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

      In addition, Rule 14a-4 of the Exchange Act governs SIGA's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to SIGA's 2005 Annual Meeting of Stockholders, if SIGA is not provided notice of a stockholder proposal prior to September 20, 2005, SIGA will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                              SECTION 16 BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires SIGA's officers and directors, and persons who own more than ten percent of a registered class of SIGA's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish SIGA with copies of all Section 16(a) reports that they file.

      Based solely upon review of the copies of such reports furnished to SIGA and written representations from certain of SIGA's executive officers and directors that no other such reports were required, SIGA believes that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with on a timely basis.

           AVAILABILITY OF ANNUAL REPORT AND FORM 10-K TO STOCKHOLDERS

      SIGA's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this proxy statement. SIGA will provide to any stockholder, upon written request and without charge, a copy of its most recent Report on Form 10-KSB, including the financial statements, as filed with the Securities and Exchange Commission. All requests for such reports should be directed to the Chief Financial Officer, 420 Lexington Avenue, Suite 601, New York, New York 10170, telephone number (212) 672-9100.

                                  OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Thomas N. Konatich
                                          ----------------------
                                          Thomas N. Konatich
                                          Secretary

Dated: November 22, 2004


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                             SIGA TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 14, 2004

      The undersigned hereby appoints Bernard L. Kasten and Thomas N. Konatich, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SIGA Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SIGA Technologies, Inc. to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, on Tuesday, December 14, 2004 at 10:30 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED BELOW, AND "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: |X|

1.    To elect ten directors.

      |_|   FOR ALL NOMINEES

      |_|   WITHHOLD AUTHORITY FOR ALL NOMINEES

      |_|   FOR ALL EXCEPT (See instructions below)

      NOMINEES:   |_|   Donald G. Drapkin

                  |_|   Bernard L. Kasten Jr. M.D.

                  |_|   Thomas E. Constance

                  |_|   Adnan M. Mjalli, Ph.D.

                  |_|   Mehmet C. Oz, M.D.

                  |_|   Eric A. Rose, M.D.

                  |_|   Paul G. Savas

                  |_|   Michael A. Weiner, M.D.

                  |_|   Judy S. Slotkin

                  |_|   James J. Antal

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in circle next to each nominee you wish to withhold, as shown here: |X|

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA Technologies, Inc. for the fiscal year ending December 31, 2004.

      |_| FOR             |_| AGAINST          |_| ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

Signature of Stockholder: ______________________________________________________
Date: ________________

Signature of Stockholder: ______________________________________________________
Date: ________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHERE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY-IN-FACT, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.


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                                                                         ANNEX A

                             SIGA TECHNOLOGIES, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.    Purpose

      The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of SIGA Technologies, Inc. (the "Company") is to represent and assist the Board in monitoring (i) the Company's accounting, auditing, and financial reporting processes; (ii) the integrity of the Company's financial statements; (iii) the Company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations; and (iv) the appointment of and evaluating the qualifications and independence of the Company's independent auditors.

II.   Membership

      The Committee shall be comprised of three or more directors, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment and must be found by the board to (i) qualify as an "independent director" under the Nasdaq Marketplace Rules (the "Marketplace Rules"), unless the Board determines that an exemption to such qualification is available under the Marketplace Rules, (ii) meet the "independence" requirements under Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") and (iii) satisfy the other requirements of the Nasdaq Marketplace Rules. In addition, all members of the Committee shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. At least one member of the Committee should in the judgment of the Board be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, which results in such member's financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

      Members of the Committee shall serve at the pleasure of the Board and may be removed at the Board's sole and absolute discretion. Members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if the Board does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

III.  Meetings

      The Committee shall meet in person, telephonically or otherwise on a regular basis but no less than once per quarter. The Committee may also hold special meetings or act by unanimous written consent, as may be required.

      The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may, at its option, meet with the independent auditor without members of management or other personnel of the Company present.

      The chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting. The Committee shall keep minutes of each of its meetings and conference calls and report its actions and any recommendations to the Board after each of the Committee's meeting.

      The Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's bylaws, unless otherwise stated in the bylaws of by resolution of the

Board or the Committee. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

IV.   Committee Resources and Advisors

      The Committee shall have the authority to retain outside legal, accounting and/or other consultants to advise the Committee as it deems necessary to carry out its duties. The Committee shall also have the authority to obtain advice and assistance from internal and external legal, human resource or other advisors.

      The Company will provide the appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for audit fees, audit related fees, tax fees and all other fees and to any advisors engaged pursuant to the preceding paragraph or otherwise by the Committee. The Company will also provide the appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V.    Responsibilities and Duties

      The Committee shall have the following authority and responsibilities:

      Independent Auditors - Appointment and Oversight

1. To be directly and solely responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged on any audit, including the resolution of disagreements between management and the auditing firm. The independent auditors shall report directly to the Committee. The Committee shall also have the sole authority to directly evaluate and terminate the Company's independent auditor.

2. To approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors. The Committee shall approve in advance all non-audit services performed by the independent auditors as permitted under Section 10A of the Exchange Act. The Committee may delegate to one or more members the authority to grant pre-approvals required by this section and the decision of such member shall be presented to the Committee at the next scheduled meeting of the Committee.

3. To annually review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate their continued independence. In this regard, the Committee shall
      (i) review on an annual basis a written statement from the independent auditors (consistent with Independent Standards Board Standard No. 1) that discloses all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence; and (iii) take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

4. To annually review a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

5. To confirm compliance by the auditors with laws and regulations relating to audit partner rotation.

6. To review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Exchange Act with respect to critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and other material communications with management.

7. To meet with the independent auditor and senior financial and accounting personnel of the Company prior to the audit to review the planning and staffing of the audit and the scope of the proposed audit for the current year and the audit procedures to be utilized.

8. To review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to such letter. Such review should include:

      A. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

      B.    Any changes required in the planned scope of the internal audit.

      C. The financial and accounting department responsibilities, budget and staffing.

9. To review the use of auditors other than the independent auditor in cases such as management's request for second opinions.

      Financial Statements

10. To review and discuss the annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations") and any major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls with management of the Company including, without limitation, the Chief Financial Officer.

11. To review any analysis prepared by management of the Company and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

12. To discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Document that such discussion has taken place noting the date, participants and place of the discussion, but not the nature and scope of such discussion so that frank and open communication between the Committee and the independent auditor may occur.

13. To obtain assurance from the independent auditor that it has reviewed the Company's quarterly financial reports within the meaning of the procedures set forth in Statement on Auditing Standards No. 71 prior to the filing of the Company's Form 10-Q for each quarter.

14. To review with management of the Company and the independent auditor the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to the filing of the Company's Form 10-Q for each quarter and, if possible, prior to any quarterly earnings announcement.

15. To review the financial statements contained in the annual report to stockholders with management of the Company and the independent auditor to determine that the independent auditor is satisfied with the disclosure and contents of the financial statements to be presented to the stockholders of the Company.


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

      Accounting and Financial Reporting Processes and Risk Assessment

16. To periodically discuss with the independent auditors, without management being present, their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and the completeness and accuracy of the Company's financial statements

17. To review with management, the independent auditors and the Company's legal advisors (as appropriate) any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Standards Board, the SEC or other regulatory authorities.

18. To discuss generally the types of information to be disclosed and the presentation to be made in earnings releases, including the use of non-GAAP financial data, and in financial information and earnings guidance (if any) given to analysts and ratings agencies.

19. To review (if any) any material off-balance sheet transactions, arrangements and obligations (including contingent obligations) and any other relationships of the Company with unconsolidated entities that may have a current or future material effect on the Company's financial statements.

20. To review the Company's major financial risk exposures, the Company's system of internal controls and policies relating to risk assessment and management and the steps management has taken to monitor and control such exposures.

21. To review and discuss with the independent auditor, the Company's Chief Financial Officer and other senior financial and accounting personnel: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management; (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

22. To review any recommendations of the independent auditor, the Company's Chief Financial Officer and other senior financial and accounting personnel for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

23. To review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, Chief Financial Officer, other senior financial and accounting personnel or management of the Company.

24. To review the significant reports to management of the Company prepared by the Chief Financial Officer and management's responses.

25. To advise the Board with respect to the Company's policies and procedures regarding compliance with relevant laws and regulations

26. To meet at least annually with the Chief Financial Officer and the independent auditor in separate executive sessions.


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      Internal Controls

27. To establish procedures for the receipt, retention and treatment of complaints concerning accounting, internal accounting controls and auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

28. To review the reports of the Chief Executive Officer and Chief Financial Officer (in connection with their required certifications for the Company's filings with the SEC) regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a role in the Company's internal controls.

      Other

29. To take steps to ensure that the Company shall not hire any person to perform a financial reporting oversight role who has provided more than ten hours of audit, review or attest services as part of the auditors' audit engagement team within the past year. For clarity a financial reporting oversight role refers to a role in which an individual has direct responsibility for or oversight of those who prepare the Company's financial statements and related information which will be included in the Company's filings with the SEC, and also includes members of the Board who may have significant interaction with the audit engagement team.

30. To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

31. To have an annual discussion regarding the effectiveness of the Committee and its processes and procedures.

32. To review all press releases and publicly-distributed information of a financial nature prior to dissemination.

33. To review the appointment and replacement of the Chief Financial Officer and other senior financial and accounting personnel.

34. To prepare a report of the Committee as required by the rules of the SEC and include such report in the Company's annual proxy statement.

35. To review and approve, pursuant to the relevant NASDAQ and SEC rules and regulations, all related party transactions required to be disclosed pursuant to Regulation S-K, Item 404 of the SEC, as such regulation may be amended from time to time.

36. To review and address any notifications regarding violations of the Company's Code of Ethics and Business Conduct.

VI.   Limitations on Audit Committee's Role

      The Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors on the basis of the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.


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